November 15, 2017

DREYFUS STOCK INDEX FUND, INC.

DREYFUS VARIABLE INVESTMENT FUND

Opportunistic Small Cap Portfolio

Supplement to Statement of Additional Information dated May 1, 2017

The following information supplements the information contained in the section of the fund's Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the funds' portfolio managers, if any, who are in addition to the primary portfolio managers listed in the prospectus. See the prospectus for a list of, and certain other information regarding, the primary portfolio manager(s) for your fund.

Fund	Additional Portfolio Managers
DSIF	Warren Carlson, Lara Dalisay, David France, Rebecca Gao, Danny Lai, Todd Rose, Marlene Walker Smith and Josephine Tong

The following table lists the number and types of accounts advised by Brian Duncan, one of the primary portfolio managers of Dreyfus Variable Investment Fund – Opportunistic Small Cap Portfolio and assets under management in those accounts as of September 30, 2017:

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Brian Duncan[1]	12	$4.2B	4	$866.1M	49	$4.4B

The following table provides information on accounts managed (included within the table above) by Brian Duncan, one of the primary portfolio managers of Dreyfus Variable Investment Fund – Opportunistic Small Cap Portfolio, that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts
Brian Duncan	Other Accounts	6	$329.6M

1 Because Mr. Duncan became a primary portfolio manager of Dreyfus Variable Investment Fund – Opportunistic Small Cap Portfolio as of November 13, 2017, his information is as of September 30, 2017.

As of September 30, 2017, Mr. Duncan did not beneficially own any shares of Opportunistic Small Cap Portfolio.